EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
               UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-Q of Cybrdi Inc. (the "Company") for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, Yanbiao Bai , the president and chief financial officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/ Yanbiao Bai
                                          ---------------
                                          Name:  Yanbiao Bai, President,
                                                 Principal Financial Officer
                                          Date:  August 22, 2005